SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 14, 2007

J.P. MORGAN ACCEPTANCE CORPORATION I (as depositor under the Pooling and Servicing Agreement, relating to the J.P. Morgan Mortgage Trust 2007-S2, Mortgage Pass-Through Certificates, Series 2007-S2)

J.P. MORGAN MORTGAGE TRUST 2007-S2
(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP.
(Exact name of Sponsor as specified in its charter)
Delaware	333-141607-06	13-3475488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 1, 2007, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Trust 2007-S2 Mortgage Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, Chase Home Finance LLC, as seller and J.P. Morgan Chase Bank, National Association, as servicer, as modified by the related Acknowledgement, as amended by that certain Amendment No. 1, dated as of January 1, 2005, as further amended by that certain Amendment No. 2, dated as of December 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.*

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of June 1, 2004, as amended by that certain Amendment No. 1, dated as of June 1, 2005, and as further amended by reference herein by that certain Amendment Reg AB1, dated as of January 1, 2006, by and among JPMorgan Acquisition and Chase Home Finance LLC, successor by merger to Chase Manhattan Mortgage Corporation;**

99.3

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.***

99.4

Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Chase Home Finance LLC and Wells Fargo Bank, N.A., as the master servicer.

99.5

Mortgage Loan Sale Agreement, dated as of April 1, 2006, between American Home Mortgage Corp., as seller, American Home Mortgage Servicing, Inc., as servicer, and J.P. Morgan Mortgage Acquisition Corp., as purchaser.

99.6

Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, as servicer, American Home Mortgage Servicing, Inc. and Wells Fargo Bank, N.A., as the master servicer.

99.7

Interest Rate Cap Agreement, dated as of May 30, 2007, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Trust 2007-S2.

99.8

Trust Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, and Wells Fargo Bank, N.A., as the securities administrator.

* Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on June 14, 2007.

*** Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

1 Reg AB Amendment previously filed.  See Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Rosa Hyun

    Name:  Rosa Hyun

    Title: Vice President

Dated:  June 14, 2007

Exhibit Index

4.1

The Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of May 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, Chase Home Finance LLC, as seller and J.P. Morgan Chase Bank, National Association, as servicer, as modified by the related Acknowledgement, as amended by that certain Amendment No. 1, dated as of January 1, 2005, as further amended by that certain Amendment No. 2, dated as of December 1, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006.*

99.2

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of June 1, 2004, as amended by that certain Amendment No. 1, dated as of June 1, 2005, and as further amended by reference herein by that certain Amendment Reg AB2, dated as of January 1, 2006, by and among JPMorgan Acquisition and Chase Home Finance LLC, successor by merger to Chase Manhattan Mortgage Corporation;**

99.3

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005 and Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 dated as of June 13, 2005, Amendment No. 5 dated as of August 22, 2005 and Amendment Reg AB dated as of January 1, 2006.***

99.4

Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, Chase Home Finance LLC and Wells Fargo Bank, N.A., as the master servicer.

99.5

Mortgage Loan Sale Agreement, dated as of April 1, 2006, between American Home Mortgage Corp., as seller, American Home Mortgage Servicing, Inc., as servicer, and J.P. Morgan Mortgage Acquisition Corp., as purchaser.

99.6

Assignment, Assumption and Recognition Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, as trustee, J.P. Morgan Mortgage Acquisition Corp., JPMorgan Chase Bank, National Association, as servicer, American Home Mortgage Servicing, Inc. and Wells Fargo Bank, N.A., as the master servicer.

99.7

Interest Rate Cap Agreement, dated as of May 30, 2007, between JPMorgan Chase Bank, N.A. Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator on behalf of J.P. Morgan Mortgage Trust 2007-S2.

99.8

Trust Agreement, dated as of May 1, 2007, by and among J.P. Morgan Acceptance Corporation I, U.S. Bank National Association, and Wells Fargo Bank, N.A., as the securities administrator.

* Incorporated herein by reference to the Form 8-K filed with the SEC on March 15, 2006.

** Incorporated herein by reference to the Form 8-K filed with the SEC on June 14, 2007.

*** Incorporated herein by reference to the Form 8-K filed with the SEC on February 14, 2006.

_______________________

2 Reg AB Amendment previously filed.  See Exhibit 99.1.